Orrstown Financial Services, Inc.

Piper Sandler Philly Bank Bonanza
June 16, 2022

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current views of Orrstown Financial Services, Inc.'s (the "Company") management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "will", "expect", "estimate", "anticipate" or similar terms, or the negative variations of those words or comparable words of a future or forward-looking nature. Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results, or otherwise are not statements of historical facts, many of which, by their nature, are inherently uncertain and beyond the Company's control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, reducing risk assets and mitigating losses in the future. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity, continue to reduce risk assets or mitigate losses in the future. In addition to risks and uncertainties related to the COVID-19 pandemic (include those related to variants) and resulting governmental and societal responses, factors which could cause the actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the Small Business Administration ("SBA") to honor its guarantee of loans issued under the Paycheck Protection Program ("PPP"); the timing of the repayment of PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the PPP efforts to full banking relationships; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2021 Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q under sections titles "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other filings made with Securities and Exchange Commission. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, allowance to non-SBA guaranteed loans and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix to this presentation.

The Orrstown Story

- Since 2016, the Company has transformed from a primarily rural community bank located in Central Pennsylvania to a larger, more complex community bank located in strong, geographically diverse markets throughout Central and Eastern Pennsylvania and Maryland
- We have established a track record of profitable and effective franchise expansion. From December 31, 2016 to December 31, 2021:
  - Total assets grew 100%
  - Net income grew 398%
  - Market capitalization grew from approximately $186 million to approximately $282 million
- Our investments in people and technology have translated into significant loan growth. From December 31, 2016 to December 31, 2021:
  - Total commercial lenders increased from 12 to 31
  - Total loans increased 124%
  - Total commercial loans[1] increased 161%
- We have strong core earnings growth potential post-PPP and are well-positioned for a rising rate environment
- Our current focus is on implementing processing efficiencies and optimizing results
  - Branch optimization: 14 branches and 2 loan production offices closed since 2019
  - Annual efficiency ratio[2] declined from 86% at December 31, 2016 to 64% at December 31, 2021
  - Technology enhancements and process automation initiatives designed to further increase efficiencies and provide a better level of service both internally and externally
- We successfully completed whole bank acquisitions in 2018 and 2019
  - We remain open to acquisition opportunities that are a cultural and strategic fit

[1] – Includes PPP loans of $190 million and $403 million at December 31, 2021 and 2020, respectively.
[2] – Non-GAAP Measure. Refer to slide 19 for the GAAP to Non-GAAP reconciliation.

Strong Geographically Diverse Markets


NEWPORT
HERSHEY
HARRISBURG
CAMP HILL
CARLISLE
MECHANICSBURG
LEBANON
WYOMISSING
SPRING RUN
ORRSTOWN
SHIPPENSBURG
LITITZ
EAST EARL
NEW HOLLAND
MOUNT JOY
LANCASTER
YORK
CHAMBERSBURG
MERCERSBURG
GREENCASTLE
HAGERSTOWN
FREDERICK
COCKEYSVILLE
TOWSON
BALTIMORE
ELLICOTT CITY
PASADENA

<u>Geographic Focus Driven by Relationship Banking Model</u>

- Four geographic regions:
  - Eastern (Lancaster/Berks)-Growth Market
  - Capital (Harrisburg/West Shore)-Growth Market
  - Maryland (Greater Baltimore)-Growth Market
  - Southern (Franklin/Cumberland)-maintain and defend legacy market share
- Markets connected by significant highway infrastructure
- Focus on commercial lending and deposit relationships
- We believe that our growth markets are well-positioned for continued commercial loan growth and fee income penetration

Track Record of Profitable and Effective Franchise Expansion



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
TOTAL ASSETS (000'S)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
ROAA
0.50%
0.54%
0.75%
0.76%
1.00%
1.14%
1.20%
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
3/31/2022
Total Assets
Return on Average Assets

YEAR	KEY INITIATIVES
2016	• Entered Eastern market; established administrative HQ in Dauphin County; entered Capital market
2017	• Organic expansion continued in growth markets: 2 branches and 1 loan production office
2018	• Acquired First Community Bank of Mercersburg
2019	• Acquired Hamilton Bancorp, Inc., entering the Maryland (Greater Baltimore) market (#20 MSA in nation) • Added 15 new commercial lenders as we entered another growth market • Began branch optimization exercise: 3 branches closed
2020	• Originated 3,200 PPP loans totaling $467.7 million • Continued branch optimization exercise: 5 branches closed
2021	• Originated 3,363 PPP loans totaling $231.7 million • Pivoted to commercial lending post-PPP, deploying excess cash: 24% commercial growth, excluding PPP loans • Abrigo loan origination system installed and integrated: significant efficiency gains in lending and credit processes • Continued branch optimization exercise: 6 branches and 2 loan production offices closed
2022	• Momentum continues - Q1 annualized commercial loan growth of 17%, excluding PPP loans

Track Record of Profitable and Effective Franchise Expansion (cont.)

$ in millions (except per share data and # lenders)	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021	Growth 1 Year	Growth 5 Years
Assets	$1,415	$1,559	$1,934	$2,383	$2,751	$2,835	3%	100%
Total Gross Loans[1]	886	1,016	1,251	1,654	1,991	1,989	0%	124%
C&I Loans[1]	254	275	342	433	843	740	(12%)	191%
CRE Loans	317	376	432	588	638	751	18%	137%
Total Commercial Loans[1]	**571**	**651**	**774**	**1,021**	**1,481**	**1,491**	**1%**	**161%**
Number of Commercial Lenders	12	17	17	32	32	31	0%	158%
Total Deposits	**1,152**	**1,220**	**1,559**	**1,876**	**2,357**	**2,465**	**5%**	**114%**
Non-interest DDA	151	163	205	249	457	553	21%	267%
Interest DDA	449	466	565	619	884	903	2%	101%
Money Market & Savings	253	317	405	488	620	707	14%	179%
Total Core Deposits	**853**	**946**	**1,175**	**1,356**	**1,961**	**2,163**	**10%**	**154%**
Certificates of Deposit	299	274	384	520	396	302	(24%)	1%
Trading Price	$22.40	$25.25	$18.21	$22.62	$16.55	$25.20	52%	13%
Tangible Book Value Per Share[2]	16.14	17.22	16.73	17.65	19.93	22.32	12%	38%
Diluted Earnings/Share	0.81	0.98	1.50	1.61	2.40	2.96	23%	265%
Dividend/Share	0.35	0.42	0.51	0.60	0.68	0.74	9%	111%
Market Capitalization	186	211	172	253	185	282	52%	52%
Efficiency Ratio[2]	86%	79%	79%	79%	66%	64%	(4%)	(25%)

1 - Includes PPP loans of $190 million and $403 million at December 31, 2021 and 2020, respectively.
2 – Non-GAAP Measure. Refer to slide 19 for the GAAP to Non-GAAP reconciliation.

Disciplined Risk Management and Credit Policies To Support Growth

RISK MANAGEMENT

- Invested in risk and credit administration functions prior to expanding our commercial lending teams
- Bifurcated credit risk from ERM risk with addition of new Chief Credit Officer; Credit Officers in each region approving credits and monitoring portfolios
- Invested in SAS information security program, Centripetal, to provide 24/7 monitoring of critical infrastructure
- Hired experienced Chief Compliance Officer from $100 billion asset organization
- Hired experienced BSA/AML Officer from $7 billion asset organization
- Hired General Counsel in 2021

CREDIT QUALITY

- Conservative underwriting approach supported by strong asset quality metrics
- Recently tightened credit policy on select segments, including leveraged lending and exposure to office spaces
- Credit analysis (for both new deals and reviews) includes targeted review of potential negative factors such as: inflation, labor shortages, supply chain issues, and higher interest rates
- The Allowance for Loan Losses (ALL) to non-SBA guaranteed loans[1] remained steady at 1.2% at March 31, 2022 and the ALL to non-accrual loans was 390% as of March 31, 2022 compared to 328% as of December 31, 2021 as non-accrual loans continue to decline
- Special Mention loans fell to $43.2 million at March 31, 2022, down from $49.2 million at December 31, 2021
- Classified loans remained relatively consistent between March 31, 2022 and December 31, 2021 at $23.4 million, or 8.1% of risk-based capital, and $23.1 million, or 8.3% of risk-based capital, respectively

[1] – Non-GAAP Measure. Refer to slide 19 for the GAAP to Non-GAAP reconciliation.

Right People, Aligned for Success

Name/Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr. *President & CEO*	31 years	2009
Neelesh Kalani *EVP/Chief Financial Officer*	17 years	2020
Adam Bonanno *EVP/Chief Operations & Technology Officer*	22 years	2022
Barbara E. Brobst *EVP/Chief Human Resources Officer*	39 years	1997
Robert G. Coradi *EVP/Chief Risk Officer*	34 years	2012
Matthew Dyckman *EVP/General Counsel*	24 years	2021
Philip E. Fague *EVP/Trust and Wealth Management*	33 years	1988
Robert J. Fignar *EVP/Chief Retail Officer*	35 years	2018
Jeffrey S. Gayman *EVP/Market President*	25 years	1996
Christopher D. Holt *EVP/Market President*	32 Years	2019
David T. Hornberger *EVP/Market President*	35 years	2016
Zachary Khuri *EVP/Market President*	13 years	2019
Adam L. Metz *EVP/Chief Revenue Officer*	25 years	2016
William J. Ziegler, CPA *EVP/Chief Credit Officer*	33 years	2021

Significant Experience

- Average 27 years of banking experience, mostly from money center and large regional banks
- Average 10 years tenure at Orrstown
- Mix of newer and more seasoned employees from larger financial institutions brings diverse experience and viewpoints
- CTO with wide-ranging industry experience

Compensation Aligned with Shareholder Value

- Pay for profitability, not growth
- Short-term incentives: paid in cash
  - Based on achievable goals
    - ROE
    - Net Income
- Long-term incentives ("LTI"): paid in stock
  - LTI earned annually
    - ROE
    - Net Income
  - 50% of LTI time vests
  - 50% of LTI granted as restricted stock units that performance vest based on three-year average ROA and total shareholder return relative to a pre-established peer group
- All LTI's have clawback and anti-hedging provisions incorporated

Product Suite Provides Opportunities for Deeper Market Penetration

COMMERCIAL BANKING
- C&I and CRE Lending
- Treasury Management
- Small Business Lending
- SBA Lending
- Middle Market lending
- Veterinary Lending
- Insurance (e.g., key-man coverage)

INVESTMENTS & TRUST
- Wealth Management
- Retirement Planning
- Estate Planning
- Trust Services

MORTGAGE BANKING
- Fixed-Rate and Adjustable-Rate Mortgages
- Purchase and Refinance
- Lot and Land Loans
- Government Programs
- Construction
- First-Time Homebuyers Programs
- Specialty Programs

PERSONAL BANKING
- Deposit Products and Services
- Mobile and Online Banking
- Digital Wallet and Debit/ATM Cards
- Health Savings Accounts
- Credit Cards
- Personal and Home Equity Loans and Lines of Credit
- Auto Loans (not indirect)

- Products not yet to scale in all markets. Opportunity to garner “fair share” of mortgage and investment/trust business, enhance fee income and take advantage of upside potential in our growth markets (Eastern, Capital, and Maryland)
- All three of our growth markets provide strong demographics in terms of household income, home values, investable wealth, and other desirable metrics
- We remain opportunistic in identifying meaningful client-facing investments to create long-term revenue growth

Significant Loan Growth Across All Growth Markets



Total Loans (excluding PPP)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Amount in (000's)
Capital
Eastern
Maryland
12/31/2019
12/31/2020
12/31/2021
3/31/2022



Commercial Loans (excluding PPP)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Amount in (000's)
Capital
Eastern
Maryland
12/31/2019
12/31/2020
12/31/2021
3/31/2022

KEY TAKEAWAYS:

- Growth Markets have experienced strong loan growth from investments in commercial lenders since December 31, 2019[1]:
  - Capital Market: 4 commercial lenders added[2]; 34% total loan growth; **47% commercial loan growth**
  - Eastern Market: 2 commercial lenders added[2]; 76% total loan growth; **84% commercial loan growth**
  - Maryland Market: 7 commercial lenders added[2]; 24% total loan growth; **112% commercial loan growth**
- People, processes and systems in place for additional growth throughout markets

1. All three growth markets experienced declines in consumer loan balances in the past two years due to significant refinancing and prepayment activity. The consumer balances are stable to increasing since December 31, 2021.
2. Reflects net commercial lenders added since December 31, 2018.

PPP Creates Ongoing Revenue Stream



43%
57%
PPP Loans to NEW bank clients
PPP Loans to EXISTING bank clients

Through March 31, 2022, approximately 2,800 new business clients have joined Orrstown Bank as a result of PPP and generated:
- $49.9 million in new loan fundings
- 123 new Treasury Management clients



75%
25%
Loans Generated by clients who joined as result of PPP
Loans Generated by pre-PPP bank clients

Excluding PPP loans, new PPP clients were responsible for 25% of total loan growth from April 1, 2020 through March 31, 2022.

KEY TAKEAWAYS:
- PPP efforts were not one-time events - they have generated an ongoing revenue stream:
  - Contributions to interest income are expected to be meaningful from new PPP clients
  - These new relationships have created fee income enhancement opportunities (e.g., 123 new Treasury Management clients, 2,506 active deposit clients totaling $135.4 million in new deposits)
  - The approximately 2,800 new client relationships developed by PPP have become significant sources for new business
- Expect to continue to make substantial progress towards replacing PPP income

2022-2023 Strategic Focus: Optimizing Results

Diversified income streams provide flexibility in uncertain market conditions

- Interest and fees earned from loan growth and higher yielding investment securities expected to outpace PPP income over time
- Emphasis on other fee income areas to offset earnings pressure:
  - Swap fee income
  - Interchange income
  - Digital initiatives—e.g., Treasury Management application, new account platform, investments in data and cloud migration
- Wealth management and mortgage business lines will be challenged by economic headwinds in 2022


Swap
fee income
Interchange
income

Human Capital

- Continued investment in talent to position the organization for success
- Embracing work flexibility (including work-from-home and hybrid arrangements) to attract and retain employees
- Renewed focus on developing talent from within, including management associates program
- Wage pressures are significant and not likely to abate in 2022

2022-2023 Strategic Focus: Optimizing Results (continued)

Asset Quality

- Continue proactive efforts to maintain strong asset quality; early identification and quick resolution of problems

Balance Sheet Optimization

- Enhance net interest margin through continued focus on disciplined growth of C&I and CRE lending while supplementing with investments as yields are more attractive
- Continue to improve balance sheet mix; strategically deploy excess cash
- Retail deposits to limit reliance on other funding sources

Capital Build

- Remain well capitalized; increasing leverage ratio
- Evaluate stock buy backs based on market conditions

Expand Use Of Technology / Process Automation Initiatives

- Hired new Chief Operations and Technology Officer to lead digital transformation efforts and assess the Bank's use of technology
- Digital platform to fully serve customer base
- Assess scalability of infrastructure with goal of improved efficiency
- Examining opportunities to gain efficiencies throughout the organization
- Enhanced Treasury Management application will launch later in 2022

Using Technology to Optimize Results


Frictionless Client Interaction
Knowledge is Power
Operational Excellence
Nimbleness & Scalability

Improving client interaction with **new Treasury Management solution and mobile remote deposit capture** capabilities. Enhancements to commercial loan origination processes and **mortgage e-closing**. **Contactless** capability in new ATM units. Maximizing on **electronic signature** capabilities in HR, Trust, and Treasury Management.

Utilizing data to maximize marketing initiatives, enhanced **customer relationships,** and **internal key performance indicators.**

Examining opportunities in **robotic processing automation** and **workflow** solutions to promote operational excellence. Streamlining support with **product consolidations, automating operations,** and improved **fixed asset tracking.**

Improving nimbleness and scalability through **Virtual Desktop environment improvements, Cloud initiatives,** with a close eye on security with **upgraded Security Operating Center,** improved **endpoint protection,** and **modernized Enterprise Risk Management platform.**

Value Proposition: Shares Trade at Discount Compared to Peers

Financial Highlights			
Line Item	**12/31/18**	**3/31/22**	**CAGR**
Tangible Book Value Per Share[1]	$16.73	$21.03	7.3%
Quarterly Dividend Paid	$0.13	$0.19	12.4%

- Shares trade at discount to peers based on:
  - ➢ Price / LTM Earnings trading at 8.8x compared to Peer Average of 10.0x
  - ➢ Price / Tangible Book Value trading at 117% compared to Peer Average of 128%
- The Company has repurchased 261,125 shares from January 1, 2021 through March 31, 2022
- The Company will continue to evaluate buy backs based on market conditions

Orrstown Financial Services, Inc. (ORRF)
Peer Analysis

				Recent Market Performance (as of 06/14/2022)					
Company Name	**State**	**Ticker**	**Market Value ($000)**	**Dividend Yield (%)**	**Price/LTM Earnings (x)**	**Price/2021 Estimated EPS (x)**	**Price/2022 Estimated EPS (x)**	**Price/ Tangible Book (%)**	**Core Deposit Premium Per Share (%)**
ACNB Corporation	PA	ACNB	276.9	3.3	10.3	NA	NA	138.2	3.3
American National Bankshares Inc.	VA	AMNB	355.2	3.4	8.7	8.8	10.5	144.7	3.9
Arrow Financial Corporation	NY	AROW	499.9	3.5	10.2	9.8	10.7	149.4	4.5
BCB Bancorp, Inc.	NJ	BCBP	292.9	3.7	8.2	9.4	7.5	119.7	2.0
C&F Financial Corporation	VA	CFFI	171.2	3.3	6.4	NA	NA	98.9	-0.1
Chemung Financial Corporation	NY	CHMG	201.5	2.9	7.5	8.1	8.4	123.1	1.7
Citizens & Northern Corporation	PA	CZNC	376.6	4.6	13.3	12.4	13.1	172.0	8.4
CNB Financial Corporation	PA	CCNE	395.0	3.0	7.3	7.5	7.0	122.6	1.6
Codorus Valley Bancorp, Inc.	PA	CVLY	216.6	2.6	16.0	NA	NA	119.5	1.7
Evans Bancorp, Inc.	NY	EVBN	186.4	3.6	7.8	8.0	9.3	121.1	1.7
First Community Bankshares, Inc.	VA	FCBC	474.4	3.8	10.6	9.5	10.7	164.4	6.8
First United Corporation	MD	FUNC	122.7	3.2	5.6	5.8	5.3	98.1	-0.2
Mid Penn Bancorp, Inc.	PA	MPB	430.0	3.0	10.6	10.0	9.1	115.6	1.5
Peapack-Gladstone Financial Corporation	NJ	PGC	531.0	0.7	10.2	10.0	8.2	118.1	1.7
Penns Woods Bancorp, Inc.	PA	PWOD	158.2	5.7	9.9	NA	NA	105.1	NA
Peoples Financial Services Corp.	PA	PFIS	364.0	3.1	8.4	NA	9.6	141.9	3.7
Primis Financial Corp.	VA	FRST	320.3	3.1	12.0	9.9	11.6	107.5	0.9
Shore Bancshares, Inc.	MD	SHBI	385.0	2.5	16.6	12.9	12.2	136.7	3.5
Univest Financial Corporation	PA	UVSP	749.6	3.3	9.4	8.2	9.6	126.3	2.6
Peer Median			**355.2**	**3.3**	**9.9**	**9.4**	**9.6**	**122.6**	**1.9**
Peer Average			**342.5**	**3.3**	**10.0**	**9.3**	**9.5**	**127.5**	**2.7**
Orrstown Financial Services, Inc.	**PA**	**ORRF**	**271.4**	**3.1**	**8.8**	**8.2**	**9.1**	**117.1**	**1.6**

Source: S&P Global

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated March 25, 2022

[1] – Non-GAAP Measure. Refer to slide 19 for the GAAP to Non-GAAP reconciliation.

Value Proposition Summary

- 5-year transformation from a primarily rural community bank located in Central Pennsylvania to a larger, more complex community bank located in strong, geographically diverse markets throughout Central and Eastern Pennsylvania and Maryland
- Established track record of profitable and effective franchise expansion
  - Strong organic expansion through focus on relationship banking
  - Two successful acquisitions that achieved stated goals
- Investments in people and technology have resulted in significant loan growth
- Strong core earnings growth potential post-PPP; well-positioned for a rising rate environment
- Focused on implementing process efficiencies and digitization efforts to support evolving client preferences
- Remain open to acquisition opportunities that are a cultural and strategic fit
- Shares trade at discount compared to peers

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Neil Kalani
Chief Financial Officer
nkalani@orrstown.com
717-510-7097

Robert Coradi
Chief Risk Officer
rcoradi@orrstown.com
717-709-3039

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term, and provide investors with clarity on its allowance for loan losses to total loans ratio. The Company believes that excluding SBA loans, due to its credit enhancement, from loans held for investment is useful to investors due to the size and effect on the total and ratio.

Tangible book value per common share, allowance to non-SBA guaranteed loans and the efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

$ in Millions

Efficiency Ratio	2021	2020	2019	2018	2017	2016
Non-interest expense (A)	**$ 74.1**	**$ 74.1**	**$ 77.3**	**$ 57.9**	**$ 50.3**	**$ 48.1**
Net interest income (B)	87.0	83.6	69.3	52.2	43.8	36.5
Non-interest income (C)	29.2	28.3	28.5	21.0	19.9	19.7
Total revenue (B+C) = D	**$ 116.1**	**$ 111.9**	**$ 97.8**	**$ 73.2**	**$ 63.8**	**$ 56.3**
Efficiency ratio (A / D)	**64%**	**66%**	**79%**	**79%**	**79%**	**86%**

Tangible Book Value	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Total Shareholders' Equity	$ 271.6	$ 246.2	$ 223.2	$ 173.4	$ 144.8	$ 134.9
Minus Goodwill	(18.7)	(18.7)	(19.9)	(12.6)	(0.8)	(0.8)
Minus Intangible Assets	(3.3)	(4.2)	(5.6)	(3.1)	(0.2)	(0.3)
Tangible Book Value (A)	**$ 249.6**	**$ 223.3**	**$ 197.7**	**$ 157.7**	**$ 143.8**	**$ 133.8**
Ending Period Shares Outstanding (B)	**11.2**	**11.2**	**11.2**	**9.4**	**8.3**	**8.3**
Tangible Book Value / Shares Outstanding (A / B)	**$ 22.32**	**$ 19.93**	**$ 17.65**	**$ 16.73**	**$ 17.22**	**$ 16.14**

Allowance to Non-SBA Guaranteed Loans	3/31/2022	12/31/2021	12/31/2020
Allowance for loan losses (A)	$ 21.5	$ 21.2	$ 20.2
Gross loans (B)	1,978.3	1,980.0	1,979.7
SBA guaranteed loans (C)	124.5	195.6	409.1
Non-SBA guaranteed loans (B - C) = D	$ 1,854	$ 1,784	$ 1,571
Allowance to non-SBA guaranteed loans (A / D)	**1.2%**	**1.2%**	**1.3%**